SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                  -------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)       October 4, 2000
                                                  ------------------------------

                                NBT Bancorp Inc.
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               (Exact Name of Registrant as Specified in Charter)


         Delaware                    0-14703               16-1268674
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(State or Other Jurisdiction       (Commission           (IRS Employer
    of Incorporation)              File Number)   Identification Number)

52 South Broad Street, Norwich, New York                     13815
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(Address of Principal Executive Office)                    (Zip Code)

Registrant's telephone number, including area code        607/337-2265
                                                   -----------------------------
                                      N/A
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          (Former Name or Former Address, if Changed Since Last Report)

Item 5. Other Events.

         On April 20, 2000, NBT Bancorp Inc., a Delaware corporation ("NBT"), and BSB Bancorp, Inc., a Delaware corporation ("BSB"), announced that they had entered into an Agreement and Plan of Merger, dated as of April 19, 2000 (the "Merger Agreement"). Pursuant to the Merger Agreement, BSB and NBT agreed to merge (the "Merger"), with NBT being the surviving corporation, to create a holding company with assets of $4.7 billion. Stockholders of BSB would have received two shares of NBT common stock for each share exchanged. In accordance with the Merger Agreement, BSB and NBT granted reciprocal options whereby NBT acquired an option to acquire 19.9% of BSB's common stock and BSB acquired an option to acquire 19.9% of NBT's common stock. The options would become exercisable upon the occurrence of certain future events. The Merger had been expected to close in the fourth quarter of 2000.

         On October 4, 2000, the Boards of Directors of NBT and BSB agreed to terminate the Merger Agreement and the reciprocal stock option agreements. No termination fees will be paid by either party.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a) Not Applicable.

                  (b) Not Applicable.

                  (c) Exhibits.

         The  following   exhibits  are  filed  with  this  Current   Report  or
incorporated by reference into this Current Report on Form 8-K:

Exhibit
Number   Description
------   -----------

2.1 Termination Agreement, dated as of October 4, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

99.1     Press release, dated October 4, 2000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 NBT BANCORP INC.


                                                 By:  /s/  Daryl R. Forsythe
                                                    ----------------------------
                                                      Name: Daryl R. Forsythe
                                                      Title: President and Chief
                                                        Executive Officer

Date: October 4, 2000

                                  EXHIBIT INDEX



2.1 Termination Agreement, dated as of October 4, 2000, by and between NBT Bancorp Inc. and BSB Bancorp, Inc.

99.1    Press release, dated October 4, 2000.